UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2015

InterCloud Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-32037	0963722
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1030 Broad Street Suite 102 Shrewsbury, NJ 07702	07702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 898-6308

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Issuance of Term Note

InterCloud Systems, Inc., a Delaware corporation (the “Company”, “we,” “us,” or “our”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”), effective as of May 14, 2015, with the lender party thereto (the “Term Note Lender”), whereby we issued to the Term Note Lender a Term Promissory Note, dated May 14, 2015, in the original principal amount of $1,000,000, with interest accruing at the rate of 12% per annum (the “Note”). The Note matures at the earlier of: (x) May 14, 2016 (the “Maturity Date”) or (y) upon demand by the Term Note Lender (“Demand”), which such Demand may be made any time 170 days following the issuance of the Note upon 10 days’ written notice to the Company; provided, that $60,000 of interest is guaranteed by the Company regardless of when the Note is repaid.  The Company may redeem the Note at any time prior to the Maturity Date for an amount equal to (i) 100% of the outstanding principal amount, plus (ii) an additional 10% of the outstanding principal amount (the “Redemption Premium”), plus (iii) any accrued and unpaid interest on the Note.  The Redemption Premium can be paid in cash or common stock at the option of the Company.  If common stock of the Company is used to pay the Redemption Premium, then such shares shall be delivered by the third business day following the Maturity Date, or date of Demand, as applicable, at a mutually agreed upon conversion price by both parties.

Aegis Capital Corp., a registered broker/dealer (“Aegis”), served as the placement agent in connection with this private placement and, in exchange for its services, earned a placement agent fee equal to 3.5% of the proceeds from the private placement.

Termination of Make-Whole Payment Obligation

As previously disclosed in our Current Report on Form 8-K, filed on April 13, 2015, on April 7, 2015 the Company entered into an Exchange Agreement (the “31 Exchange Agreement”) with 31 Group LLC (“31”). Pursuant to the 31 Exchange Agreement, on July 1, 2015, the Company was obligated to pay 31 a cash make-whole amount, if any, equal to the greater of (a) zero (0) and (b) the difference of (i) $5,175,000 less (ii) the product of (x) the Exchange Share Amount (as defined in the 31 Exchange Agreement) and (y) the quotient of (A) the sum of each of the thirty lowest daily volume weighted average prices of the Common Stock during the period commencing on, and including, April 8, 2015 and ending, and including, June 30, 2015, divided by (B) thirty (30) (the “Make-Whole Payment”).

On May 14, 2015, the Company and 31 entered into an Amendment Agreement (the “Amendment Agreement”) whereby the Company issued 100,000 shares of unregistered common stock of the Company (the “Shares”) to 31 in exchange for the termination of any obligation of the Company to pay the Make-Whole Payment.

Issuance and Sale of $2,000,000 Convertible Note and Warrants and Related Transactions

As previously disclosed in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on December 8, 2014 (the “December 2014 8-K”), the Company entered into a Bridge Financing Agreement, effective as of December 3, 2014 (the “Agreement”), with a third party (the “Lender”), pursuant to which the Company issued and sold to such Lender two 12% senior secured notes in the aggregate principal amount of $4,000,000 (“Prior Notes”), and two four-year warrants exercisable for up to an aggregate of 400,000 shares of our common stock, at an exercise price of $5.00 per share, subject to adjustment as set forth therein (the “Prior Warrants”). Pursuant to a Securities Purchase Agreement dated May 15, 2015 by and between the Company and the Lender (the “SPA”), and Amendment No. 1 dated May 15, 2015 by and between the Company and the Lender to the Agreement (“Amendment No. 1”), the Company (i) issued and sold to the Lender a $2,000,000 aggregate principal amount senior secured convertible note (the “New Note,” and together with the Amended and Restated Prior Notes (as defined below), collectively, the “Notes”), having substantially the same terms and conditions as the Amended and Restated Prior Notes, (ii) issued to the Lender a new four-year warrant, exercisable for up to 200,000 shares of our common stock, with an exercise price of $3.75, subject to adjustment as set forth therein (the “New Warrant”), (iii) issued to the Lender a new four-year warrant, exercisable for up to 50,000 shares of our common stock, with an exercise price of $3.93, subject to adjustment as set forth therein (the “Restructuring Warrant,” and together with the New Warrant and the Amended and Restated Prior Warrants (as defined below), collectively, the “Warrants”), (iv) amended the exercise price of the Prior Warrants to $3.75, subject to adjustment as set forth in the Amended and Restated Prior Warrants, (v) extended the maturity date of the Prior Notes to match the maturity date of the New Note, such that the maturity date of all three Notes, subject to certain exceptions as provided in the Agreement, is May 15, 2016, (vi) made the Prior Notes convertible into shares of our common stock at an exercise price of $3.75 per share, and (vii) added the same amortization provision to the Prior Notes as is in the New Note requiring the Company to make 3 amortization payments to the Lender of $1,125,000 each on each of September 1, 2015, December 1, 2015 and March 1, 2016, so that each of the 3 Notes receives its pro-rata portion of each $1,250,000 amortization payment. In addition, the Company and the Lender have agreed that all or any portion of the $6,000,000 aggregate principal amount of the Notes may, by mutual agreement of the Company and the Lender, be paid by the Company at any time and from time to time by the issuance to the Lender of no more than 1.6 million shares of our common stock. The Prior Notes and the Prior Warrants, as amended pursuant to Amendment No. 1, shall be referred to herein as the “Amended and Restated Notes” and the Amended and Restated Warrants,” respectively.

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Aegis was the placement agent in connection with the above sale of the New Note and certain of the Warrants and received a placement agent fee of $66,500 (3.5% of the purchase price of the New Note). A managing director in the Investment Banking department of Aegis may be deemed an affiliate of the Lender.

The above description of the Notes, the Warrants, the SPA, Amendment No. 1 and the above contemplated transactions, is a summary description only and should be read in conjunction with the form of Notes, Warrants, SPA and Amendment No. 1 attached as exhibits hereto, and to the Agreement which was attached as an exhibit to the December 2014 8-K.

The foregoing description of the Securities Purchase Agreement, the Note, the Amendment Agreement, the Notes, the Warrants, the SPA and Amendment No. 1 does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of such agreements, copies of which are filed herewith as exhibits, and are incorporated by reference herein. The provisions of the Securities Purchase Agreement, the Note, the Amendment Agreement, the Notes, the Warrants, the SPA and Amendment No. 1, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreements and are not intended as documents for investors and the public to obtain factual information about our current state of affairs. Rather, investors and the public should look to other disclosures contained in our filings with the SEC.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information provided under Item 1.01 in this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The Note, the Shares, the Notes and the Warrants were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), based on the exemption from registration afforded by Section 4(a)(2) of the Securities Act.

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Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Securities Purchase Agreement, effective as of May 14, 2015, between InterCloud Systems, Inc., a Delaware corporation, and the Investor party thereto.

10.2	Term Promissory Note, dated May 14, 2015, issued by InterCloud Systems, Inc., a Delaware corporation, to the Lender party thereto.

10.3	Amendment Agreement, dated May 14, 2015, by and among InterCloud Systems, Inc., a Delaware corporation, and the Investor party thereto.

10.4	Amendment No. 1 to the Bridge Financing Agreement, dated May 15, 2015, between InterCloud Systems, Inc., and the Lender party thereto.

10.5	Securities Purchase Agreement, dated May 15, 2015, between InterCloud Systems, Inc., and the Lender party thereto.

10.6	Amended and Restated 12% Senior Secured Convertible Note No. 1, dated December 3, 2014, issued by InterCloud Systems, Inc. to the Lender party thereto.

10.7	Amended and Restated 12% Senior Secured Convertible Note No. 2, dated December 24, 2014, issued by InterCloud Systems, Inc. to the Lender party thereto.

10.8	12% Senior Secured Convertible Note, dated May 15, 2015, issued by InterCloud Systems, Inc. to the Lender party thereto.

10.9	Amended and Restated Warrant No. 1, dated December 3, 2014, issued by InterCloud Systems, Inc. to the Lender party thereto.

10.10	Amended and Restated Warrant No. 2, dated December 24, 2014, issued by InterCloud Systems, Inc. to the Lender party thereto.

10.11	Additional Warrant, dated May 15, 2015, issued by InterCloud Systems, Inc. to the Lender party thereto.

10.12	Restructuring Warrant, dated May 15, 2015, issued by InterCloud Systems, Inc. to the Lender party thereto.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCLOUD SYSTEMS, INC.

Date: May 15, 2015	By:	/s/ Mark E. Munro
Mark E. Munro Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Securities Purchase Agreement, effective as of May 14, 2015, between InterCloud Systems, Inc., a Delaware corporation, and the Investor party thereto.

10.2	Term Promissory Note, dated May 14, 2015, issued by InterCloud Systems, Inc., a Delaware corporation, to the Lender party thereto.

10.3	Amendment Agreement, dated May 14, 2015, by and among InterCloud Systems, Inc., a Delaware corporation, and the Investor party thereto.

10.4	Amendment No. 1 to the Bridge Financing Agreement, dated May 15, 2015, between InterCloud Systems, Inc., and the Lender party thereto.

10.5	Securities Purchase Agreement, dated May 15, 2015, between InterCloud Systems, Inc., and the Lender party thereto.

10.6	Amended and Restated 12% Senior Secured Convertible Note No. 1, dated December 3, 2014, issued by InterCloud Systems, Inc. to the Lender party thereto.

10.7	Amended and Restated 12% Senior Secured Convertible Note No. 2, dated December 24, 2014, issued by InterCloud Systems, Inc. to the Lender party thereto.

10.8	12% Senior Secured Convertible Note, dated May 15, 2015, issued by InterCloud Systems, Inc. to the Lender party thereto.

10.9	Amended and Restated Warrant No. 1, dated December 3, 2014, issued by InterCloud Systems, Inc. to the Lender party thereto.

10.10	Amended and Restated Warrant No. 2, dated December 24, 2014, issued by InterCloud Systems, Inc. to the Lender party thereto.

10.11	Additional Warrant, dated May 15, 2015, issued by InterCloud Systems, Inc. to the Lender party thereto.

10.12	Restructuring Warrant, dated May 15, 2015, issued by InterCloud Systems, Inc. to the Lender party thereto.

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